Exhibit 10.2
AMENDMENT, RESIGNATION, WAIVER, CONSENT
AND APPOINTMENT AGREEMENT
This Amendment, Resignation, Waiver, Consent and Appointment Agreement (this “Agreement”) is entered into as of July 24, 2009, by and among Lehman Commercial Paper Inc. (“Lehman”), a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (defined below) acting alone or through one or more of its branches as the Administrative Agent (in such capacities, the “Existing Agent”) under that certain Credit Agreement (as defined below), the Successor Agent (as defined below) and Pinnacle Entertainment, Inc. (the “Borrower”). Defined terms in the Credit Agreement have the same meanings where used herein, unless otherwise defined.
RECITALS
WHEREAS, the Borrower, the Lenders, the Existing Agent and certain other agents party thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
WHEREAS, On October 5, 2008, the Existing Agent commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”);
WHEREAS, the Existing Agent desires to resign as Administrative Agent under the Credit Agreement and the other Loan Documents; and
WHEREAS, pursuant to the Fourth Amendment, the Required Lenders appointed Barclays Bank PLC as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents, subject to the occurrence of the Effective Date (as defined below), and instructed both the Existing Agent and the Successor Agent to execute and deliver this Agreement, the Borrower desires to ratify such appointment, and the Successor Agent wishes to accept such appointment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
1. Agency Resignation, Waiver, Consent and Appointment.
(a) As of the Effective Date (as defined below), (i) the Existing Agent hereby resigns as the Administrative Agent as provided under Section 9.9 (Successor Administrative Agent) of the Credit Agreement and shall have no further obligations under the Loan Documents in such capacity; (ii) Barclays Bank PLC hereby accepts the appointment by the Required Lenders (and the consent thereto by the Borrower) set forth in the Fourth Amendment as Successor Agent; (iii) the Successor Agent shall bear no responsibility for any actions taken or omitted to be taken by the Existing Agent while the Existing Agent served as Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents and (iv) each of the Existing Agent and Borrower authorizes the Successor Agent to file any assignments or amendments with respect to the Uniform Commercial Code Financing Statements, Mortgages, and other filings in respect of the Collateral as the Successor Agent deems necessary or desirable and each party hereto agrees to execute any documentation and to take such other actions as may reasonably be necessary to evidence the resignation and appointment described herein; provided that the Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent under this clause (iv).

(b) The parties hereto hereby confirm, as of the Effective Date, that the Successor Agent succeeds to the rights and obligations of the Administrative Agent under the Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent and Swing Line Lender under each of the Loan Documents, and the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents.
(c) The parties hereto hereby confirm that, as of the Effective Date, all of the indemnification and other similar provisions of the Credit Agreement which by their terms would survive the repayment of the Loans and the termination of the Commitments, including, without limitation, Section 9 (The Agents) and Section 10.5 (Payment of Expenses) to the extent they pertain to the Existing Agent, continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent and Swing Line Lender and inure to the benefit of the Existing Agent.
(d) The Existing Agent hereby assigns to the Successor Agent, as of the Effective Date, each of the Liens and security interests granted to the Existing Agent under the Loan Documents and the Successor Agent hereby assumes, as of the Effective Date, all such Liens, for its benefit and for the benefit of the Secured Parties.
(e) On and after the Effective Date, all possessory Collateral held by the Existing Agent for the benefit of the Lenders shall be deemed to be held by the Existing Agent as agent and bailee for the Successor Agent for the benefit of the Lenders until such time as such possessory Collateral has been delivered to the Successor Agent. Notwithstanding anything herein to the contrary or the effectiveness of the terms hereof, Borrower agrees that all of such Liens granted by Borrower, shall in all respects be continuing and in effect and are hereby ratified and reaffirmed by it. Without limiting the generality of the foregoing, any reference to the Existing Agent on any publicly filed document, to the extent such filing relates to the Liens and security interests in the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such Liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided, that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral other than the requirements of the Existing Agent to consummate the assignments effected hereby, whether such direction comes from the Successor Agent, the Required Lenders, or otherwise and the Existing Agent shall have the full benefit of the protective provisions of Section 9 (The Agents), including, without limitation, Section 9.7 (Indemnification), while serving in such capacity). The Successor Agent agrees to take possession of any possessory Collateral delivered to the Successor Agent following the Effective Date upon tender thereof by the Existing Agent.

2. Amendment. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:
(a) “Lehman Commercial Paper Inc.” is replaced in each instance where it appears with “Barclays Bank PLC”.
(b) ““LCPI”,” in the preamble to the Credit Agreement is deleted.
(c) “the “Administrative Agent”” in the preamble to the Credit Agreement is replaced with “the “Administrative Agent”, it being understood and agreed that any successor administrative agent appointed pursuant to Section 9.9 hereof shall be the “Administrative Agent””.
(d) “LCPI” in the first “WHEREAS” clause is replaced with “Lehman Commercial Paper Inc. (“LCPI”).
(e) “the Administrative Agent” in the first “WHEREAS” clause of the Credit Agreement is replaced with “LCPI as the previous administrative agent”
(f) the following definitions are amended and restated in their entirety:
“First Amendment”: that certain First Amendment to the Existing Credit Agreement, dated as of October 11, 2005, among the Borrower, the lenders party thereto and LCPI as the prior administrative agent.
“Issuing Lender”: any Revolving Credit Lender from time to time designated by the Borrower as an Issuing Lender with the consent of such Revolving Credit Lender and notice to the Administrative Agent, subject to Section 9.9(c) hereof, as applicable.
“Swing Line Lender”: Barclays Bank PLC, in its capacity as the lender of Swing Line Loans, or, subject to Section 9.9(b) hereof, any other Revolving Credit Lender from time to time designated by the Borrower to replace the existing Swing Line Lender with the consent of such Revolving Credit Lender and notice to the Administrative Agent; provided that in no event shall (i) there be more than one Swing Line Lender at any time and (ii) any change in the Swing Line Lender be permitted to occur while any Swing Line Loans are outstanding.
“Third Amendment”: that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of November 17, 2006, between Borrower and LCPI as prior administrative agent.
“Fourth Amendment”: that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of the Fourth Amendment Effective Date, between Borrower, LCPI as prior administrative agent and the Required Lenders.
(g) the following definition is added:
“Supermajority Lenders”: at any time, the holders of more than 66.7% of the sum of (i) the aggregate unpaid amount of the Term Loans then outstanding, (ii) the aggregate unpaid amount of the Delayed Draw Term Loans then outstanding, (iii) the unfunded Delayed Draw Term Loan Commitments (if any), and (iv) the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.

(h) Section 9.9 of the Credit Agreement is restated in its entirety as follows:
“9.9 Successor Administrative Agent and Successor Swing Line Lender.
(a) The Administrative Agent may resign as Administrative Agent upon 10 days’ notice (such 10 day period, the “Notice Period”) to the Lenders and the Borrower (the “Administrative Agent Resignation”). The Administrative Agent may be removed (i) with or without cause, upon the affirmative vote of the Supermajority Lenders to remove the Administrative Agent and the consent of Borrower, in each case in writing, or (ii) for so long as the Administrative Agent or any Affiliate of the Administrative Agent is a Defaulting Lender, upon the affirmative vote of the Required Lenders to remove the Administrative Agent and the consent of the Borrower, in each case in writing (each of clause (i) and (ii), an “Administrative Agent Removal”). In the event of an Administrative Agent Resignation or an Administrative Agent Removal, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed). In the event of an Administrative Agent Resignation, if no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Effective upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the effective date of the removal of the Administrative Agent pursuant to an Administrative Agent Removal, or by the end of the Notice Period in the case of an Administrative Agent Resignation, the retiring Administrative Agent’s resignation or removal shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. The Syndication Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as Syndication Agent hereunder, whereupon the duties, rights, obligations and responsibilities of the Syndication Agent hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by the Syndication Agent, the Administrative Agent or any Lender. After any retiring Agent’s resignation as Agent (or, in the case of the Administrative Agent, upon its resignation or removal as set forth in this section), the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

(b) If the Administrative Agent is the Swing Line Lender or is an Affiliate of the Swing Line Lender, then (i) any Administrative Agent Resignation or Administrative Agent Removal shall also constitute the resignation or removal of the Swing Line Lender, and (ii) any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event, (i) Borrower shall prepay any outstanding Swing Line Loans made by (x) the resigning Administrative Agent in its capacity as Swing Line Lender, on or prior to the end of the Notice Period, in the case of an Administrative Agent Resignation, and (y) the removed Administrative Agent in its capacity as Swing Line Lender as a condition to the effectiveness of the removal of the Administrative Agent, in the case of an Administrative Agent Removal, (ii) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Borrower for cancellation, and (iii) Borrower shall issue, if so requested by successor Administrative Agent and Swing Line Lender, a new Swing Line Note to the successor Administrative Agent and Swing Line Lender.
(c) If the Administrative Agent is an Issuing Lender or is an Affiliate of an Issuing Lender, then any Administrative Agent Resignation or Administrative Agent Removal shall also constitute the resignation or removal of such Issuing Lender. In such event, (i) such Issuing Lender shall no longer be obligated to issue additional Letters of Credit, (ii) in the case of an Administrative Agent Removal only, Borrower shall either deliver the originals of all outstanding Letters of Credit issued by such Issuing Lender to such Issuing Lender or enter into arrangements with respect to such outstanding Letters of Credit as may be satisfactory to such Issuing Lender as a condition to the effectiveness of the removal of the Administrative Agent and (iii) for so long as such Letters of Credit remain outstanding, the Issuing Lender shall continue to have all of the rights and obligations of an Issuing Lender hereunder with respect to such Letters of Credit issued by it prior to its resignation or removal.”
3. Address for Notices.
(a) As of the Effective Date, the address of the “Administrative Agent” for the purposes of Section 10.2 (Notices) of the Credit Agreement, and for all notice purposes under all Loan Documents, shall be as follows:
Barclays Bank PLC
200 Park Avenue
New York, NY 10166
Attention: Craig Malloy
Telecopy: (646) 758-4617
Telephone: (212) 526-7150
with a copy to:
Barclays Capital Services LLC
200 Cedar Knolls Road
Whippany, NJ 07981
Attention: May Wong
Facsimile: (973) 576-3014
Telephone: (973) 576-3251

(b) As of the Effective Date, the Borrower hereby agrees that any payment required to be made to the Successor Agent (whether for its own account or for the account of the Lenders) under the Credit Agreement shall be made to the address set forth in Section 3(a) hereof.
4. Representations and Warranties.
(a) Lehman hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that (i) it is legally authorized to enter into and has duly executed and delivered this Agreement and (ii) the execution and delivery by Lehman of this Agreement and the performance of its obligations hereunder have been approved by the Order Pursuant to Sections 105(a), 363(b), and 541(d) of the Bankruptcy Code and Bankruptcy Rule 6004 Authorizing Debtor to (A) Continue to Utilize its Agency Bank Account, (B) Terminate Agency Relationships and (C) Elevate Loan Participations, dated October 6, 2008 and entered by the United States Bankruptcy Court for the Southern District of New York, as to which no stay has been ordered and which has not been reversed, modified, vacated or overturned, and that no further notice, consent or order is required.
(b) Successor Agent hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that it is legally authorized to enter into and has duly executed and delivered this Agreement.
(c) The Borrower hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that (i) it is legally authorized to enter into and has duly executed and delivered this Agreement, (ii) no Default or Event of Default has occurred and is continuing, including, specifically, with respect to Sections 6.10, 6.11 and 6.12 of the Credit Agreement, (iii) the representations and warranties set forth in Section 4 (Representations and Warranties) of the Credit Agreement and the representations and warranties in each other Loan Document, including, specifically, Section 4.19 of the Credit Agreement, are true and correct on and as of (a) the date of this Agreement and (b) the Effective Date with the same effect as though made on and as of December 14, 2005, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; (iv) Schedule 2 contains a complete list of all possessory Collateral and security filings related to the Collateral delivered to the Existing Agent; (v) the actions described in Schedule 3 hereto have been performed prior to the date hereof and (vi) all Liens and security interests created under the Loan Documents for the benefit of the Secured Parties under the Loan Documents are valid and enforceable Liens on and/or security interests in the Collateral, as security for the Obligations.
5. Conditions Precedent to Effectiveness. For purposes of this Agreement, the term “Effective Date” means the first date on which all of the following conditions have been satisfied:
(a) Each of the parties hereto shall have executed and delivered this Agreement;
(b) The Existing Agent shall have received from the Borrower payment in immediately available funds of all costs, expenses, accrued and unpaid fees and other amounts payable to it as the Existing Agent pursuant to the Loan Documents (including fees and expenses of counsel), set forth on Schedule 1 hereto, in each case to the account specified on Schedule 1 hereto;

(c) The Successor Agent and the Borrower shall have executed and delivered a fee letter in relation to the annual agency fee paid to the Administrative Agent by the Borrower;
(d) The Existing Agent shall have confirmed in writing that it has delivered the items set forth on Schedule 2 hereto to the Successor Agent and the Successor Agent shall have confirmed in writing that it has received the items set forth on Schedule 2 hereto, except for the membership interest in PNK (Reno), LLC as to which delivery and confirmation thereof will not occur until after the requisite approval is obtained from the Nevada Gaming Commission;
(e) The Successor Agent shall have confirmed in writing that the Existing Agent has completed each of the tasks listed on Schedule 4 hereto; and
(f) Each of the Guarantors shall have executed and delivered the Consent of Guarantors in the form of Exhibit A attached hereto.
6. Further Assurances.
(a) Without limiting its obligations in any way under any of the Loan Documents, the Borrower reaffirms and acknowledges its obligations to the Successor Agent to the extent provided in the Credit Agreement and the other Loan Documents and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken to the extent required by and in accordance with the Credit Agreement and the other Loan Documents shall be to the satisfaction of Successor Agent notwithstanding whether any of the foregoing was or were previously satisfactory to the Existing Agent.
(b) Each of the Borrower and the Existing Agent agrees that, following the Effective Date, it shall furnish, at the Borrower’s expense, additional releases of Collateral, amendment or termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Agent from time to time in order to effect the matters covered hereby.
(c) The Borrower shall reimburse the Existing Agent for all reasonable out-of-pocket costs and expenses incurred by the Existing Agent in connection with any actions taken pursuant to this Agreement to the extent provided in the Credit Agreement.
(d) Each of the Borrower and the Existing Agent agrees that (i) it shall use commercially reasonable efforts to obtain the approvals necessary from the Nevada Gaming Commission for the transfer of the Pledge Agreement (Gaming Regulated) with respect to the membership interest in PNK (Reno), LLC and (ii) promptly following the date on which the Nevada Gaming Commission advises the Borrower that it has approved the transfer of the Pledge Agreement (Gaming Regulated) with respect to the membership interest in PNK (Reno), LLC, and in any event not later than 45 days after the Borrower is so advised (or such later date as the Successor Agent may agree in its discretion), it shall take such actions as are customary and may be reasonably requested by the Successor Agent in connection with the transfer of the Pledge Agreement (Gaming Regulated) with respect to the membership interest in PNK (Reno), LLC from the Existing Agent to the Successor Agent.

(e) The Borrower agrees to provide to the Successor Agent reasonably promptly after the Effective Date with the liability insurance and property insurance policies of the Borrower and its Subsidiaries (or with excerpts therefrom) and with customary endorsements naming the Successor Agent as additional insured and lender loss payee, as the case may be, in each case as may be reasonably requested by the Successor Agent.
7. Release. Borrower hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman (whether in its capacity as an agent, lender, hedging counterparty or otherwise) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors or assigns (collectively, the “Released Parties”) to the extent arising out of or in connection with the Loan Documents, including without limitation damages resulting from any prior or future failure to fund the Commitment of Lehman thereunder (collectively, the “Claims”). Borrower further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims or from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to Obligations under the Loan Documents. For the avoidance of doubt, it is acknowledged that the Commitment of Lehman as a Lender under the Credit Agreement is not, and is not meant to be, terminated hereby. Each of the Released Parties shall be a third party beneficiary of the release herein provided.
8. Return of Payments.
(a) In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the Credit Agreement or any other Loan Document, the Existing Agent agrees that such payment shall be held in trust for the Successor Agent, and the Existing Agent shall return such payment promptly to the Successor Agent for payment to the Person entitled thereto.
(b) In the event that, after the Effective Date, the Successor Agent receives any principal, interest or other amount owing to Existing Agent under the Credit Agreement or any other Loan Document, the Successor Agent agrees that such payment shall be held in trust for the Existing Agent, and the Successor Agent shall return such payment promptly to the Existing Agent.
9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.
10. Limitation. Each of the Borrower and the Successor Agent hereby agrees that this Agreement (i) does not impose on the Existing Agent affirmative obligations or indemnities to which it was not already subject, as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to any administrative expense claims other than claims arising as a result of (x) the failure by Lehman to perform any of its obligations hereunder or (y) any representation or warranty of Lehman set forth herein not being true and correct on and as of the date hereof and on and as of the Effective Date and (ii) is not inconsistent with the terms of the Credit Agreement.
11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

12. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.
13. Interpretation. This Agreement is a Loan Document for the purposes of the Credit Agreement.
14. Confidentiality. Schedule 1 to this Agreement is exclusively for the information of the parties hereto and the information therein may not be disclosed by any of the parties hereto or by any Guarantor to any third party or circulated or referred to publicly without the prior written consent of Lehman, which consent shall not be unreasonably withheld, delayed or conditioned, except that this Agreement, including such Schedules, may be disclosed, if required, in any legal, judicial or administrative proceeding or as otherwise required by law or regulation or as requested by a governmental or regulatory authority.
15. Fee Letter. As of the Effective Date, that certain administrative fee letter dated as of December 14, 2005 between Borrower and the Existing Agent shall be of no further force or effect.
16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

LEHMAN COMMERCIAL PAPER, INC., as Existing Agent
By:	/s/ Roopali Hall
	Name:	Roopali Hall
	Title:	Authorized Signatory
AMENDMENT, RESIGNATION, WAIVER, CONSENT
AND APPOINTMENT AGREEMENT

BARCLAYS BANK PLC, as Successor Agent
By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Vice President
AMENDMENT, RESIGNATION, WAIVER, CONSENT
AND APPOINTMENT AGREEMENT

PINNACLE ENTERTAINMENT, INC., as Borrower
By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer
AMENDMENT, RESIGNATION, WAIVER, CONSENT
AND APPOINTMENT AGREEMENT

Schedule 1
Expenses
Payment in full of the following amounts (in the aggregate, the “Expenses”):

Amount

Costs and Expenses Payable by Borrower (the “Costs and Expenses”):

Legal Fees of Weil, Gotshal & Manges LLP	$26,760.80
Wire Transfer Information for the Payoff Amount:

Credit Bank:	JP Morgan Chase Bank
ABA#	#021000021
For Credit To:	Weil, Gotshal & Manges LLP
Account No.	#0158-37-430
For Further Credit To:
Account No.
Att:
Ref:	73683.4016

Schedule 2
Stock Certificates and Stock Powers
1. Stock Certificate No. 2 and Stock Power of President Riverboat Casino-Missouri, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
2. Membership Certificate No. 1 and Stock Power of Belterra Resort Indiana, LLC, issued to Pinnacle Entertainment, Inc., representing 100% ownership interest.
3. Stock Certificate No. 3 and Stock Power of Biloxi Casino Corp., issued to Casino Magic Corp., in the amount of 1,250 shares.
4. Membership Certificate No. 1 and Stock Power of Boomtown, LLC, issued to Pinnacle Entertainment, Inc., representing 100% ownership interest.
5. Stock Certificate No. 1 and Stock Power of HP/Compton, Inc., issued to Hollywood Park, Inc. in the amount of 1,000 shares.
6. Stock Certificate No. 24 and Stock Power of Casino One Corporation, issued to Casino Magic Corp., in the amount of 100 shares.
7. Stock Certificate No. 5 and Stock Power of PNK (Bossier City), Inc., issued to Casino Magic Corp., in the amount of 100 shares.
8. Membership Certificate No. 1 and Stock Power of PNK (Reno), LLC, issued to Pinnacle Entertainment, Inc., representing 100% ownership interest.
9. Stock Certificate No. 1 and Stock Power of St. Louis Casino Corp., issued to Casino Magic Corp., in the amount of 1,000 shares.
10. Stock Certificate No. 1 and Stock Power of Casino Magic Management Services Corp., issued to Casino Magic Corp., in the amount of 1,000 shares.
11. Stock Certificate No. 1 and Stock Power of Realty Investment Group, Inc., issued to Hollywood Park, Inc. (predecessor in interest to Pinnacle Entertainment, Inc.), in the amount of 1,000 shares.
12. Stock Certificate No. 1 and Stock Power of PNK Development 1, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
13. Stock Certificate No. 1 and Stock Power of PNK Development 2, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
14. Stock Certificate No. 1 and Stock Power of PNK Development 3, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
15. Stock Certificate No. 1 and Stock Power of PNK Development 4, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.

16. Stock Certificate No. 1 and Stock Power of PNK Development 5, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
17. Stock Certificate No. 1 and Stock Power of PNK Development 6, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
18. Stock Certificate No. 2 of Casino Magic Corp., issued to Pinnacle Entertainment, Inc., in the amount of 35,000,000 shares.
Security Filings Related to the Collateral
Trademark Collateral Assignment
1.	Second Amended and Restated Trademark Collateral Assignment, by Pinnacle Entertainment, Inc. and Grantors in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated December 14, 2005 and recorded December 16, 2005 with the United States Patent and Trademark Office at Reel No. 003212, Frame 1
Security Agreement
2.	Second Amended and Restated Security Agreement, by Pinnacle Entertainment, Inc. and Grantors in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005, as filed with the Federal Aviation Civil Aircraft Registry on June 26, 2009
3.	Supplement to Second Amended and Restated Security Agreement, by and between Pinnacle Entertainment, Inc., Grantors and Lehman Commercial Paper Inc., dated December 17, 2008, as filed with the Federal Aviation Civil Aircraft Registry on June 26, 2009.
Deeds of Trust and Mortgages
Belterra
4.	Mortgage with Assignment of Rents, Security Agreement and Fixture Filing, by Belterra Resort Indiana, LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 17, 2003, recorded January 8, 2004 in Mortgage Record 166, Page 72 as Instrument No. 17931 in the Official Records of Switzerland County, Indiana
5.	First Amendment to Mortgage with Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 26, 2004, recorded September 13, 2004 in Mortgage Record 173, Page 105 in the Official Records of Switzerland County, Indiana
6.	Amended and Restated Mortgage with Assignment of Rents, Security Agreement and Fixture Filing, by Belterra Resort Indiana, LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 14, 2005, recorded December 28, 2005 in Mortgage Record 185, Page 15 as Instrument No. 23339 in the Official Records of Switzerland County, Indiana
7.	First Amendment to Amended and Restated Mortgage with Assignment of Rents, Security Agreement and Fixture Filing, dated as of November 17, 2006, recorded November 22, 2006 in Mortgage Record 192, Page 61 as Instrument No. 25683 in the Official Records of Switzerland County, Indiana

8500 Alabama
8.	Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 14, 2005 and recorded December 30, 2005 in Book B-16994 at Pages 1314/1348, the Official Records of the County of St. Louis, Missouri, a duplicate of which recorded February 9, 2006 as Document No. 2006020900403 in the Official Records of the County of St. Louis, Missouri; and recorded March 27, 2006 in Book 03272006, Page 259 in the Official Records of the City of St. Louis, Missouri.
9.	First Amendment to Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of November 17, 2006, recorded November 17, 2006 in Book 11172006, Page 343 in the Official Records of the City of St. Louis, Missouri, and recorded November 20, 2006 in Book 17367, Page 4582 in the Official Records of the County of St. Louis, Missouri
Embassy Suites, 901 and 925 N. First St.
10.	Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by PNK (ES), LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of March 21, 2005, recorded April 5, 2005 in Book 04052005, Page 0391 in the Official Records of the City of St. Louis, Missouri (925 N. First Street)
11.	Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by PNK (ES), LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of September 1, 2005, recorded September 2, 2005 in Book 09022005, Page 0346 in the Official Records of the City of St. Louis, Missouri (901 N. First Street)
12.	Amended and Restated Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 14, 2005, by PNK (ES), LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, recorded December 27, 2005 in Book 12272005, Page 0137 in the Official Records of the City of St. Louis, Missouri (901 and 925 N. First Street)
13.	First Amendment to Amended and Restated Deed of Trust with Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 17, 2006, recorded November 17, 2006 in Book 11172006, Page 342 in the Official Records of the City of St. Louis, Missouri
19 parcels from LCRA
14.	Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by PNK (ST. LOUIS RE), LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of August 31, 2005, recorded September 9, 2005 in Book 09092005, Page 0250 in the Official Records of the City of St. Louis, Missouri

15.	Amended and Restated Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by PNK (ST. LOUIS RE), LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 14, 2005, recorded December 21, 2005 in Book 12212005, Page 39 in the Official Records of the City of St. Louis, Missouri
16.	First Amendment to Amended and Restated Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of November 17, 2006, recorded November 17, 2006 in Book 11172006, Page 341 in the Official Records of the City of St. Louis, Missouri
St. Louis City Project
17.	Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by Casino One Corporation in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of November 17, 2006, recorded November 17, 2006 in Book 11172006, Page 338 in the Official Records of the City of St. Louis, Missouri
St. Louis County Project
18.	Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of November 17, 2006, recorded November 21, 2006 as Document No. 806 in Book 17369, Page 231 of the Official Records of the County of St. Louis, Missouri
Cherrick’s Subdivision
19.	Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of October 5, 2007, recorded November 14, 2007 in Book 11142007, Page 0439 of the Official Records of the City of St. Louis, Missouri
Mooring Points
20.	Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of April 14, 2008 by President Riverboat Casino-Missouri, Inc. in favor of Lehman Commercial Paper Inc., as Administrative Agent, recorded June 6, 2008 in Book 06062008, Page 152 in the Official Records of the City of St. Louis, Missouri
Bossier City
21.	Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by PNK (Bossier City), Inc. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 17, 2003, recorded December 19, 2003 as Instrument No. 793972 in the Official Records of Bossier Parish, Louisiana, and recorded December 19, 2003 as Instrument No. 1895055 in the Official Records of Caddo Parish, Louisiana
22.	First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, dated as of August 27, 2004, recorded September 9, 2004 as Instrument No. 814920 in the Official Records of Bossier Parish, Louisiana, and recorded September 8, 2004 as Instrument No. 1937269 in the Official Records of Caddo Parish, Louisiana

23.	Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by PNK (Bossier City), Inc. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 14, 2005, recorded December 21, 2005 as Instrument No. 853434 in the Official Records of Bossier Parish, Louisiana, and recorded December 20, 2005 as Instrument No. 2012868 in the Official Records of Caddo Parish, Louisiana
24.	First Amendment to Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, dated as of November 17, 2006, recorded November 20, 2006 as Instrument No. 882590 in the Official Records of Bossier Parish, Louisiana, and recorded November 20, 2006 as Instrument No. 2067880 in the Official Records of Caddo Parish, Louisiana
25.	Partial Release of Mortgage dated as of May 12, 2008, recorded June 19, 2008 as Instrument No. 931954 in the Official Records of Bossier Parish, Louisiana, and recorded June 19, 2008 as Instrument No. 2162498 in the Official Records of Caddo Parish, Louisiana
Harvey Canal, New Orleans
26.	Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by Louisiana-I Gaming in favor of Lehman Commercial Paper, as Administrative Agent, dated as of December 17, 2003, recorded December 19, 2003 as Instrument No. 10387234 in MOB 4165 Page 646 in the Official Records of Jefferson Parish, Louisiana
27.	First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, dated as of August 26, 2004, recorded September 7, 2004 as Instrument No. 10454574 in the Official Records of Jefferson Parish, Louisiana
28.	Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by Louisiana-I Gaming in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005, recorded December 20, 2005 as Instrument No. 10561599 in MOB 4260 Page 710 in the Official Records of Jefferson Parish, Louisiana
29.	First Amendment to Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, dated as of November 17, 2006, recorded November 20, 2006 as Instrument No. 10665720 in the Official Records of Jefferson Parish, Louisiana
Burgoyne Residence
30.	Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by PNK (Lake Charles), L.L.C. in favor of Lehman Commercial Paper, Inc., as Administrative Agent, dated as of December 14, 2005, recorded January 20, 2006 as File No. 2746035 in the Official Records of Calcasieu Parish, Louisiana

31.	First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, dated as of November 17, 2006, recorded November 17, 2006 as File No. 2783663 in MOB 3254, Page 667 in the Official Records of Calcasieu Parish, Louisiana
Harrah’s
32.	Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by PNK (SCB), L.L.C. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of February 15, 2007, recorded May 2, 2007 as File No. 2809089 in the Official Records of Calcasieu Parish, Louisiana
33.	Act of Correction and Release dated as of January 25, 2008, recorded on February 8, 2008 as File No. 2857070 in MOB 3497, Page 154 in the Official Records of Calcasieu Parish, Louisiana
Sugarcane Bay
34.	Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral of Assignment of Proceeds by PNK (Lake Charles), L.L.C. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of April 18, 2008, recorded June 10, 2008 as File No. 2877493 BK 3558, Page 689 in the Official Records of Calcasieu Parish, Louisiana
Lake Charles
35.	Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by PNK (Lake Charles), L.L.C. in favor of Lehman Commercial Paper, as Administrative Agent, dated as of December 17, 2003, recorded December 30, 2003 as File No. 2655736 BK 2772, Page 102 in the Official Records of Calcasieu Parish, Louisiana
36.	First Amendment to Mortgage Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, dated as of August 26, 2004, recorded September 7, 2004 as File No. 2687138 BK 2893, Page 55 in the Official Records of Calcasieu Parish, Louisiana
37.	Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by PNK (Lake Charles), L.L.C. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 14, 2005, recorded December 21, 2005 as File No. 2742475 BK 3102, Page 112 in the Official Records of Calcasieu Parish, Louisiana
38.	First Amendment to Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, dated as of November 17, 2006, recorded November 17, 2006 as File No. 2783656 BK 3254, Page 648 in the Official Records of Calcasieu Parish, Louisiana

39.	Partial Release of Mortgage dated as of January 22, 2009, recorded June 4, 2009 as File No. 2922177 in the Official Records of Calcasieu Parish, Louisiana
Country Club Road
40.	Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by PNK (Lake Charles), L.L.C. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of September 16, 2008, recorded October 3, 2008 as File No. 2894072 BK 3609, Page 785 in the Official Records of Calcasieu Parish, Louisiana
Yankton
41.	Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds, by Yankton Investments, LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent dated as of December 27, 2006, recorded July 10, 2007 as Original 487, Bundle 11972 in the Official Records of East Baton Rouge Parish, Louisiana
Chatsworth, Baton Rouge
42.	Mortgage, Assignment of Leases and Rents, Security Agreement and Collateral Assignment of Proceeds by PNK (Baton Rouge) Partnership in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of April 18, 2008, recorded June 4, 2008 as Original 713, Bundle 12061 in the Official Records of East Baton Rouge Parish, Louisiana
Reno, Nevada
43.	Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents, by PNK (Reno), LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 17, 2003, recorded December 18, 2003 as Document No. 2970540 in the Official Records of Washoe County, Nevada
44.	First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents, dated as of August 27, 2004, recorded September 2, 2004 as Document No. 3092956 in the Official Records of Washoe County, Nevada
45.	Amended and Restated Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 14, 2005, by PNK (Reno), LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, recorded December 19, 2005 as Document No. 3325426 in the Official Records of Washoe County, Nevada
46.	First Amendment to Amended and Restated Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of November 17, 2006, recorded November 27, 2006 as Document No. 3466860 in the Official Records of Washoe County, Nevada
47.	Substitution of Trustee and Partial Reconveyance dated as of June 27, 2006, recorded July 7, 2006 as Document No. 3410820 in the Official Records of Washoe County, Nevada

48.	Partial Reconveyance dated as of October 17, 2007, recorded November 21, 2007 as Document No. 3596480 in the Official Records of Washoe County, Nevada
Colorado
49.	Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of August 24, 2006, recorded August 24, 2006 as Instrument No. 130797 in the Official Records of Gilpin County, Colorado
50.	First Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of November 17, 2006, recorded November 21, 2006 as Instrument No. 131671 in the Official Records of Gilpin County, Colorado
Preferred Ship Mortgages
Boomtown Belle II
51.	Preferred Ship Mortgage, by Louisiana-I Gaming in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 17, 2003, recorded December 18, 2003 as Document No. 87, Batch BK 04-49 in the Official Records of the National Vessel Documentation Center
52.	Amendment to Preferred Ship Mortgage, dated as of August 27, 2004, recorded September 1, 2004 as Document No. 2615121, Batch 283759 in the Official Records of the National Vessel Documentation Center
53.	Amended and Restated Preferred Ship Mortgage, by Louisiana-I Gaming in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 14, 2005, recorded January 10, 2006 as Document No. 4755189, Batch 445312 in the Official Records of the National Vessel Documentation Center
54.	Supplement to Preferred Ship Mortgage, dated as of February 16, 2006, received March 14, 2006 as Document No. 5087012, Batch 469265
55.	First Amendment to Amended and Restated Preferred Ship Mortgage, dated as of November 17, 2006, recorded November 17, 2006 as Document No. 6345197, Batch 554870 in the Official Records of the National Vessel Documentation Center
Mary’s Prize
56.	Preferred Ship Mortgage, by PNK (Bossier City), Inc. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 17, 2003, recorded December 18, 2003 as Document No. 86, Batch BK 04-49 in the Official Records of the National Vessel Documentation Center
57.	Amendment to Preferred Ship Mortgage, dated as of August 27, 2004, recorded September 1, 2004 as Document No. 2615119, Batch 283759 in the Official Records of the National Vessel Documentation Center

58.	Amended and Restated Preferred Ship Mortgage, by PNK (Bossier City), Inc. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 14, 2005, recorded January 10, 2006 as Document No. 4755187, Batch 445312 in the Official Records of the National Vessel Documentation Center
59.	Supplement to Preferred Ship Mortgage, dated as of February 16, 2006, received March 14, 2006 as Document No. 5087013, Batch 469265
60.	First Amendment to Amended and Restated Preferred Ship Mortgage, dated as of November 17, 2006, recorded November 17, 2006 as Document No. 6345200, Batch 554870 in the Official Records of the National Vessel Documentation Center
Miss Belterra
61.	Preferred Ship Mortgage, by Belterra Resort Indiana, LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 17, 2003, recorded December 18, 2003 as Document No. 88, Batch BK 04-49 in the Official Records of the National Vessel Documentation Center
62.	Amendment to Preferred Ship Mortgage, dated as of August 27, 2004, recorded September 1, 2004 as Document No. 2615120, Batch 283759 in the Official Records of the National Vessel Documentation Center
63.	Amended and Restated Preferred Ship Mortgage, by Belterra Resort Indiana, LLC in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 14, 2005, recorded January 10, 2006 as Document No. 4755190, Batch 445312 in the Official Records of the National Vessel Documentation Center
64.	Supplement to Preferred Ship Mortgage, dated as of February 16, 2006, received March 14, 2006 as Document No. 5087014, Batch 469265
65.	First Amendment to Amended and Restated Preferred Ship Mortgage, dated as of November 17, 2006, recorded November 17, 2006 as Document No. 6345203, Batch 554870 in the Official Records of the National Vessel Documentation Center
L’Auberge Du Lac
66.	Preferred Ship Mortgage, by PNK (Lake Charles), L.L.C. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of September 23, 2005, recorded October 6, 2005 as Document No. 4353267, Batch 416176 in the Official Records of the National Vessel Documentation Center
67.	Amended and Restated Preferred Ship Mortgage, by PNK (Lake Charles), L.L.C. in favor of Lehman Commercial Paper Inc., as Administrative Agent, dated as of December 14, 2005, recorded January 10, 2006 as Document No. 4755188, Batch 445312 in the Official Records of the National Vessel Documentation Center
68.	Supplement to Preferred Ship Mortgage, dated as of February 16, 2006, received March 14, 2006 as Document No. 5087011, Batch 469265

69.	First Amendment to Amended and Restated Preferred Ship Mortgage, dated as of November 17, 2006, recorded November 17, 2006 as Document No. 6345194, Batch 554870 in the Official Records of the National Vessel Documentation Center
UCC Financing Statements
70.	File No. 2004027236-0, filed on September 2, 2004; Amendment File No. 2009017492-0, filed on July 15, 2009 (Belterra Resort Indiana, LLC)
71.	File No. 2004027238-4, filed on September 2, 2004; Amendment File No. 2009017491-8, filed on July 15, 2009 (Belterra Resort Indiana, LLC)
72.	File No. 2005040468-0, filed on December 27, 2005 (Belterra Resort Indiana, LLC)
73.	File No. 20050259208E, filed on December 16, 2005 (BILOXI CASINO CORP.)

74.	File No. 53920932, filed on December 16, 2005 (BOOMTOWN, LLC)

75.	File No. 20051890765, filed on November 28, 2005 (CASINO MAGIC CORP.)

76.	File No. 200519172297, filed on December 16, 2005 (CASINO MAGIC CORP.)

77.	File No. 20060005202J, filed on January, 4, 2006 (CASINO ONE CORPORATION)

78.	File No. 26289971, filed on December 20, 2005 (LOUISIANA-I GAMING)

79.	File No. 26290010, filed on December 23, 2005; Amendment File No. 26290079, filed on January 5, 2006 (LOUISIANA-I GAMING)

80.	File No. 200500011189360, filed on December 16, 2005 (OGLE HAUS, LLC)

81.	File No. 42473637, filed on September 1, 2004; Amendment File No. 2009 2277959, filed on July 15, 2009 (PINNACLE ENTERTAINMENT, INC.)

82.	File No. 42473645, filed on September 1, 2004; Amendment File No. 2009 2277975, filed on July 15, 2009 (PINNACLE ENTERTAINMENT, INC.)

83.	File No. 42667394, filed on September 22, 2004; Amendment File No. 2009 2277967, filed on July 15, 2009 (PINNACLE ENTERTAINMENT, INC.)

84.	File No. 53920957, filed on December 16, 2005; Amendment No. 62360121, filed on July 10, 2006 (PINNACLE ENTERTAINMENT, INC.)

85.	File No. 10-41747, filed on March 15, 2007 (PNK (BATON ROUGE) PARTNERSHIP)

86.	File No. 08-395004, filed on December 21, 2005 (PNK (BOSSIER CITY), INC.)

87.	File No. 08-395049, filed on December 27, 2005 (PNK (BOSSIER CITY), INC.)

88.	File No. 09-1052309, filed on December 20, 2005 (PNK (BOSSIER CITY), INC.)

89.	File No. 09-1052462, filed on December 28, 2005 (PNK (BOSSIER CITY), INC.)

90.	File No. 10-34896, filed on December 19, 2005; Amendment No. 10-35139, filed on January 5, 2006 (PNK (BOSSIER CITY), INC.)
91.	File No. 53920817, filed on December 16, 2005 (PNK (CHILE 1), LLC)

92.	File No. 53920874, filed on December 16, 2005 (PNK (CHILE 2), LLC)

93.	File No. 50959446, filed on March 29, 2005 (PNK (ES), LLC)

94.	File No. 52487578, filed on August 10, 2005 (PNK (ES), LLC)

95.	File No. 53920916, filed on December 16, 2005 (PNK (ES), LLC)
96.	File No. 10-34896, filed on December 19, 2005; Amendment No. 10-35139, filed on January 5, 2006 (PNK (LAKE CHARLES), L.L.C.)
97.	File No. 10-34966, filed on December 21, 2005 (PNK (LAKE CHARLES), L.L.C.)

98.	File No. 53611531, filed on November 21, 2005 (PNK (ST. LOUIS RE), LLC)

99.	File No. 53611556, filed on November 21, 2005 (PNK (ST. LOUIS RE), LLC)

100.	File No. 53920841, filed on December 16, 2005 (PNK (ST. LOUIS RE), LLC)
101.	File No. 53611564, filed on November 21, 2005; Amendment No. 91231478, filed on April 17, 2009 (PNK (STLH), LLC (formerly known as PNK (ST. LOUIS 4S), LLC)
102.	File No. 53611572, filed on November 21, 2005; Amendment No. 91231379, filed on April 17, 2009 (PNK (STLH), LLC (formerly known as PNK (ST. LOUIS 4S), LLC)
103.	File No. 53920866, filed on December 16, 2005; Amendment No. 91232211, filed on April 17, 2009 (PNK (STLH), LLC (formerly known as PNK (ST. LOUIS 4S), LLC)
104.	File No. 2004027240-9, filed on September 2, 2004; Amendment No. 2009017493-2, filed on July 15, 2009 (PNK (RENO), LLC)
105.	File No. 2005039756-8, filed on December 16, 2005 (PNK (RENO), LLC)

106.	File No. 10-41746, filed on March 15, 2007 (PNK (SCB), L.L.C.)

107.	File No. 20070972140, filed on March 14, 2007 (PNK Development 7, LLC)

108.	File No. 20070972116, filed on March 14, 2007 (PNK Development 8, LLC)

109.	File No. 20070972124, filed on March 14, 2007 (PNK Development 9, LLC)
110.	File No. 20070104652J, filed on September 13, 2007 (PRESIDENT RIVERBOAT CASINO-MISSOURI, INC.)
111.	File No. 20050125540F, filed on December 16, 2005 (ST. LOUIS CASINO CORP.)

112.	File No. 2006038028-6, filed on November 15, 2006 (YANKTON INVESTMENTS, LLC)
Other
113.	Collateral Assignment of Redevelopment Agreement by and among Pinnacle Entertainment, Inc., Lehman Commercial Paper Inc. and Land Clearance Redevelopment Authority of the City of St. Louis, dated as of August 27, 2004, recorded November 10, 2004 in Book 11102004, Page 0083 of the Official Records of the City of St. Louis, Missouri
114.	Collateral Assignment of Cooperative Endeavor Development Agreement by and among PNK (Lake Charles), L.L.C., Lehman Commercial Paper Inc., the Lake Charles Harbor & Terminal District, the Calcasieu Parish Police Jury, and the City of Lake Charles, Louisiana, dated as of August 27, 2004, recorded September 7, 2004 as File Number 2687137 BK 2893, Page 1 in the Official Records of Calcasieu Parish, Louisiana
115.	Water Permits and Rights secured by Lien in favor of Lehman Commercial Paper Inc. as on file with the Nevada State Engineer’s Office

Schedule 3
1. Each of the Borrower, BILOXI CASINO CORP., CASINO MAGIC CORP., CASINO ONE CORPORATION, PNK (BOSSIER CITY), INC., ST. LOUIS CASINO CORP., BELTERRA RESORT INDIANA, LLC, BOOMTOWN, LLC, OGLE HAUS, LLC, PNK (LAKE CHARLES), L.L.C., PNK (RENO), LLC, LOUISIANA-I GAMING, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, PNK (CHILE 1), LLC, PNK (CHILE 2), LLC, YANKTON INVESTMENTS, LLC, PNK (BATON ROUGE) PARTNERSHIP, PNK Development 7, LLC, PNK Development 8, LLC, PNK Development 9, LLC, PNK (SCB), L.L.C., PNK (STLH), LLC and President Riverboat Casino-Missouri, Inc. is party to the Security Agreement.
2. All outstanding equity interests and promissory notes (if any), with appropriate transfer instruments (where required), owned by or on behalf of each Loan Party have been pledged pursuant to the Security Agreement or the Pledge Agreements.
3. All Uniform Commercial Code financing statements and other appropriate documents and instruments required to perfect the Liens created under the Security Documents have been filed, registered, recorded or delivered.
4. All Mortgages, title insurance policies, appraisals and legal opinions with respect to all Mortgaged Properties have been filed, registered, recorded or delivered as required pursuant to the Credit Agreement and the Security Documents, unless otherwise required upon request and such request was not made.
5. All consents and approvals required to be obtained in connection with the execution and delivery of all Security Documents, the performance of the obligations, and the granting of the Liens, thereunder, have been obtained, except for the Nevada Gaming Commission’s approval of the transfer of the Pledge Agreement (Gaming Regulated) with respect to the membership interest in PNK (Reno), LLC from the Existing Agent to the Successor Agent.
6. Borrower has provided a list of the Loan Documents and other documents, to be transferred from the Existing Agent to the Successor Agent, as follows:
Loan Documents
(a)	All possessory collateral and security filings set forth on Schedule 2 of this Agreement
(b)	Credit Agreement
(i) Second Amended and Restated Credit Agreement among Pinnacle Entertainment, Inc. (“PEI”), as Borrower, The Several Lenders from Time to Time Parties Thereto, Lehman Brothers Inc., and Bear, Stearns & Co. Inc., as Joint Advisors, Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, N.A., as Lead Arranger, Societe Generale, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as Joint Documentation Agents, Bear Stearns Corporate Lending Inc., as Syndication Agent and Lehman Commercial Paper Inc. (“LCPI”), as Administrative Agent dated as of December 14, 2005
(ii) First Amendment to Second Amended and Restated Credit Agreement dated as of December 22, 2005, between PEI and LCPI

(iii) Second Amendment to Second Amended and Restated Credit Agreement dated as of October 11, 2006 between PEI and LCPI
(iv) Third Amendment to Second Amended and Restated Credit Agreement dated as of November 17, 2006 between PEI and LCPI
(v) Fourth Amendment to Second Amended and Restated Credit Agreement dated as of July 21, 2009 between PEI, LCPI and the lenders party thereto
(c)	Subsidiary Guaranties
(i) Second Amended and Restated Subsidiary Guaranty dated as of December 14, 2005 made by Persons signatories thereto as Guarantors in favor of LCPI
(ii) Second Amended and Restated Subsidiary Guaranty Instrument of Joinder by Yankton Investments, LLC dated as of October 6, 2006
(iii) Second Amended and Restated Subsidiary Guaranty Instrument of Joinder by PNK Development 7, LLC, PNK Development 8, LLC, PNK Development 9, LLC, PNK (SCB), L.L.C. and PNK (Baton Rouge) Partnership dated as of January 29, 2007
(iv) Second Amended and Restated Subsidiary Guaranty Instrument of Joinder by President Riverboat Casino-Missouri, Inc. dated as of March 13, 2007
(d)	Security Agreements
(i) Second Amended and Restated Security Agreement Instrument of Joinder by Yankton Investments, LLC and delivered to Lehman Commercial Paper Inc., dated as of October 6, 2006
(ii) Second Amended and Restated Security Agreement Instrument of Joinder by PNK Development 7, LLC, PNK Development 8, LLC, PNK Development 9, LLC, PNK (SCB), L.L.C. and PNK (Baton Rouge) Partnership and delivered to Lehman Commercial Paper, Inc., dated as of February 15, 2007
(iii) Second Amended and Restated Security Agreement Instrument of Joinder by President Riverboat Casino-Missouri, Inc. and delivered to Lehman Commercial Paper Inc., dated as of March 13, 2007
(e)	Pledge Agreements
(i) Amended and Restated Pledge Agreement (General), by Pinnacle Entertainment, Inc. and Grantors in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005
(ii) Amended and Restated Pledge Agreement (General) Instrument of Joinder by Yankton Investments, LLC as joining party and delivered to Lehman Commercial Paper Inc., dated as of October 6, 2006
(iii) Pledge Agreement Side Letter, dated July 28, 2008

(iv) Amended and Restated Pledge Agreement (Gaming Regulated — CMC), by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005
(v) Amended and Restated Pledge Agreement (Gaming Regulated — Belterra), by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005
(vi) Amended and Restated Pledge Agreement (Gaming Regulated — Lake Charles), by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005
(vii) Amended and Restated Pledge Agreement (Gaming Regulated — Louisiana-I Gaming), by Pinnacle Entertainment, Inc. and Boomtown, LLC in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005
(viii) Amended and Restated Pledge Agreement (Gaming Regulated — PNK (Bossier City), Inc.), by Casino Magic Corp. in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005
(ix) Amended and Restated Pledge Agreement (Gaming Regulated — Biloxi — Mississippi), by Casino Magic Corp. in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005
(x) Pledge Agreement (Gaming Regulated — PNK (Reno)), by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., dated as of March 16, 2004
(xi) First Amendment to Pledge Agreement (Gaming Regulated — PNK (Reno)), by Pinnacle Entertainment, Inc., dated as of August 27, 2004
(xii) Second Amendment to Pledge Agreement (Gaming Regulated — PNK (Reno)), by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., dated as of December 14, 2005
(xiii) Pledge Agreement (Gaming Regulated — Louisiana), by Pinnacle Entertainment, Inc., PNK Development 7, LLC, PNK Development 8, LLC and PNK Development 9, LLC in favor of Lehman Commercial Paper Inc., dated as of February 15, 2007
(xiv) Pledge Agreement (Gaming Regulated — Missouri), by Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., dated as of March 13, 2007
(xv) Pledge Agreement (Gaming Regulated — Missouri), by Casino Magic Corp. in favor of Lehman Commercial Paper Inc., dated as of July 28, 2008

(f)	Other Collateral Assignments
(i) Collateral Assignment of Construction Contract by PNK (SCB), L.L.C. in favor of Lehman Commercial Paper Inc., dated February 21, 2008 (Sugarcane Bay Project)
(ii) Consent to Collateral Assignment of Construction Contract by Manhattan Construction Company, dated May 23, 2008 (Sugarcane Bay Project)
(iii) Collateral Assignment of Architect’s Contract by Casino One Corporation in favor of Lehman Commercial Paper Inc., dated October 16, 2006 (Marnell Architecture — St. Louis City Project)
(iv) Consent to Collateral Assignment of Architect’s Contract by Marnell Architecture, dated October 16, 2006
(v) Collateral Assignment of Architect’s Contract by Casino One Corporation in favor of Lehman Commercial Paper Inc., dated October 16, 2006 (Hellmuth, Obata & Kassabaum, Inc. — St. Louis City Project)
(vi) Consent to Collateral Assignment of Architect’s Contract by Hellmuth, Obata & Kassabaum, Inc., dated October 5, 2006
(vii) Collateral Assignment of Construction Contract by Casino One Corporation in favor of Lehman Commercial Paper Inc., dated January 30, 2008 (St. Louis City Project)
(viii) Collateral Assignment of Construction Contract by Casino One Corporation in favor of Lehman Commercial Paper Inc., dated as of October 31, 2008
(ix) Consent to Collateral Assignment of Construction Contract by Yates/Paric, dated October 31, 2008
Other Documents To Be Transferred
(g)	Instrument of Joinder to the Second Amended and Restated Trademark Collateral Assignment, dated March 13, 2007, by President Riverboat Casino-Missouri, Inc.
(h)	Landlord Consents and SDNA’s
(i) Lender Consent and Confirmation among Pinnacle Entertainment, Inc. and Lehman Commercial Paper Inc., dated as of October 10, 2007 (Four Seasons, St. Louis, Missouri)
(ii) Subordination and Non-Disturbance Agreement dated October 30, 2007 among Lehman Commercial Paper Inc. and Four Seasons Hotels Limited
(iii) Tenant Estoppel, Subordination, Nondisturbance and Attornment Agreement dated December 6, 2005 by Ohar, Inc. d/b/a Sundeckers in favor of Lehman Commercial Paper Inc., recorded February 13, 2006 in Book 02132006, Page 151 of the Official Records of the City of St. Louis, Missouri

(iv) Water Permits and Rights secured by Lien in favor of Lehman Commercial Paper Inc. as on file with the Nevada State Engineer’s Office
(v) Landlord Estoppel (Parcel A) dated as of December 17, 2003 by The Webster Family Limited Partnership and The Diuguid Family Limited Partnership in favor of Lehman Commercial Paper Inc.
(vi) Landlord Estoppel (Parcel B) dated as of December 17, 2003 by Daniel Webster, Marsha S. Webster, William G. Diuguid, Sarah T. Diuguid, J.R. Showers, III and Carol A. Showers in favor of Lehman Commercial Paper Inc.
(vii) Landlord Consent dated as of December 12, 2005 made by St. Louis County Port Authority and Pinnacle Entertainment, Inc. in favor of Lehman Commercial Paper Inc., and recorded on December 22, 2005, in the Office of the Recorder of Deeds of St. Louis County, Missouri as Instrument No. 2005122201017
(viii) Landlord’s Consent and Estoppel dated December 2003 by State of Louisiana State Land Office for the benefit of Lehman Commercial Paper Inc.
(ix) Landlord’s Consent and Estoppel dated as of August 27, 2004 by State of Louisiana State Land Office for the benefit of Lehman Commercial Paper Inc.
(x) Landlord’s Consent and Estoppel dated as of December 14, 2005 by State of Louisiana State Land Office for the benefit of Lehman Commercial Paper Inc.
(xi) Landlord Consent dated as of December 15, 2003 among Lake Charles Harbor & Terminal District, PNK (Lake Charles), L.L.C. and Lehman Commercial Paper Inc.
(xii) Notice to Landlord dated August 9, 2004 regarding reliance on December 15, 2003 Landlord Consent
(xiii) Notice to Landlord dated December 5, 2005 regarding reliance on December 15, 2003 Landlord Consent
(i)	Title Policies with endorsements obtained from time to time
(i) Belterra, Indiana: Chicago Title Insurance Company Policy No. 000377014 issued on 12/28/05, plus multiple endorsements
(ii) 8500 Alabama Avenue, St. Louis, Missouri: Chicago Title Insurance Company Policy No. 020053920 issued on 3/27/06, plus six endorsements
(iii) Embassy Suites, 901 and 925 N. First Street, St. Louis, Missouri: Chicago Title Insurance Company Policy No. 020053821 issued on 12/27/05
(iv) 19 Parcels from LCRA, St. Louis, Missouri: Chicago Title Insurance Policy No. 7210773-189206 issued on 12/21/05, plus multiple endorsements
(v) St. Louis City Project and Bronson Property, St. Louis, Missouri: Chicago Title Insurance Policy No. 7210773-189243 issued on 11/17/06

(vi) County Project Site, St. Louis, Missouri: Chicago Title Insurance Company Policy No. 20053822P issued on 11/21/06
(vii) Cherrick’s subdivision, St. Louis, Missouri: Commonwealth Land Title Insurance Company Policy No. 11043387 issued on 11/14/07
(viii) Bossier City, Louisiana: Chicago Title Insurance Company Policy No. 19-0037-02-001696 issued on 12/19/03 plus multiple endorsements
(ix) New Orleans, Louisiana: Chicago Title Insurance Company Policy No. 19-0037-02-001697 issued on 12/19/03, plus multiple endorsements
(x) Burgoyne Residence, Lake Charles, Louisiana: Chicago Title Insurance Policy No. 72107-701569 issued on 1/20/06, plus multiple endorsements
(xi) Lake Charles, Louisiana — fee interest acquired from Harrah’s acquisition: Stewart Title Guaranty Company Policy No. 9702-1449636 issued on 5/2/07
(xii) Lake Charles, Louisiana (fee and leasehold): Chicago Title Insurance Company Policy No. 19008510700000159 issued on 12/30/03
(xiii) Country Club Road, Lake Charles, Louisiana: Chicago Title Insurance Company Policy No. 7230718-76553516 issued on 10/3/08
(xiv) Baton Rouge, Louisiana (Yankton): Chicago Title Insurance Company Policy No. 72107-577838 issued on 7/10/07
(xv) Baton Rouge, Louisiana (Chatsworth): Fidelity National Title Insurance Company Policy No. 2730718-75235487 issued on 6/4/08
(xvi) Reno, Nevada: Chicago Title Insurance Company Policy No. 05006749-1-T issued on 12/19/05, plus multiple endorsements
(xvii) Central City, Colorado: Chicago Title Insurance Company Policy No. 75-1528-207-207319 issued on 11/21/06
(xviii) Chicago Title Insurance Company, Reinsurance File No. CTI-1-C-25868
(a)	Chicago Title Insurance Company, as Cedar and the following reinusurers:
(1) National Title Insurance of New York Inc.
(2) Alamo Title Insurance Company
(3) Nations Title Insurance of New York Inc.
(4) Fidelity National Title Insurance Company
(5) Ticor Title Insurance Company of Florida
(6) Security Union Title Insurance Company

(7) First American Title Insurance Company
(8) Ticor Title Insurance Company
(j)	Legal Opinions
Delivered on December 14, 2005
(i) Legal Opinion of Irell & Manella LLP (Delaware)
(ii) Legal Opinion of General Counsel of Pinnacle Entertainment, Inc.
(iii) Legal Opinion of Schreck Brignone (Nevada)
(iv) Legal Opinion of Briol and Associates (Minnesota)
(v) Legal Opinion of Stone Pigman (Louisiana)
(vi) Legal Opinion of Watkins Ludlam (Mississippi)
(vii) Legal Opinion of Baker & Daniels (Indiana)
(viii) Legal Opinion of Lathrop and Gage (Missouri)
(ix) Legal Opinion of Marshall Hill Cassas & de Lipkau (Water Rights)
Delivered on November 17, 2006
(i) Legal Opinion of Irell & Manella LLP (Delaware)
(ii) Legal Opinion of Schreck Brignone (Nevada)
(iii) Legal Opinion of Stone Pigman (Louisiana)
(iv) Legal Opinion of Watkins Ludlam (Mississippi)
(v) Legal Opinion of Baker & Daniels (Indiana)
(vi) Legal Opinion of Lathrop and Gage (Missouri)
(vii) Legal Opinion of Parsons Behle and Latimer (Water Rights)
Other
(i) Legal Opinion of McAfee & Taft dated June 12, 2009 regarding security interest granted in Cessna Citation aircraft (N208LB)
(k)	Certificates of Insurance

Schedule 4
The Existing Agent shall have delivered to the Successor Agent:
(a) copies of the Loan Documents and other documents, as listed on Schedule 2 and Schedule 3 of this Agreement, existing as of the Effective Date, together with all amendments and supplements thereto;
(b) a list of all of the Lenders and their respective commitments as of the close of business on the date of this Agreement;
(c) an executed assignment of mortgage or deed of trust (as applicable and if reasonably necessary) with regard to each of the Mortgages, as listed on Schedule 2 of this Agreement, in its capacity as Administrative Agent (provided that neither the Existing Agent nor the Successor Agent shall be responsible for the form, content or filing of any such assignments or the applicable mortgages);
(d) those additional documents, as listed on Schedule 2 and Schedule 3 of this Agreement, prepared to transfer, as of record, the security interests, financing statements and all other notices of security interests and Liens previously filed by it in its capacity as Administrative Agent (provided that neither the Existing Agent nor the Successor Agent shall be responsible for the form, content or filing of any such financing statements, instruments or notices); and
(e) (i) copies of all of the Existing Agent’s books and records concerning the Loans (including without limitation all of those books and records that evidence the amount of principal, interest and other sums due under the Loan Documents) and (ii) such other information and data as shall be reasonably necessary for the Successor Agent to establish an Intralinks website (or substantially similar electronic transmission system) for purposes of general communications with the parties to the Loan Documents.

Exhibit A
CONSENT OF GUARANTORS
By signing this Consent, each Guarantor hereby consents to the foregoing Agreement (including without limitation the amendments to the Credit Agreement contained therein), and confirms that (i) the obligations of the Borrower under the Credit Agreement as modified by the Agreement (x) are guaranteed by the Guarantors as set forth in the Subsidiary Guaranty and (y) constitute Obligations, and (ii) notwithstanding the effectiveness of the terms of the Agreement, the Subsidiary Guaranty and each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.
Each Guarantor agrees to execute any documentation and to take such other actions as may reasonably be necessary to evidence the resignation and appointment, and the transfer of the Collateral, as described in the Agreement, in each case at the Borrower’s expense; provided that the Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent under this paragraph or under Section 1(a)(iv) of the Agreement.
Each Guarantor hereby confirms, as of the Effective Date, that the Successor Agent becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent under each Loan Document applicable to such Guarantor, and the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent under each Loan Document applicable to such Guarantor.
On and after the Effective Date, all possessory Collateral held by the Existing Agent for the benefit of the Lenders shall be deemed to be held by the Existing Agent as agent and bailee for the Successor Agent for the benefit of the Lenders until such time as such possessory Collateral has been delivered to the Successor Agent. Notwithstanding anything herein to the contrary or the effectiveness of the terms hereof, each Guarantor agrees that all of such Liens granted by any Guarantor, shall in all respects be continuing and in effect and are hereby ratified and reaffirmed by each Guarantor. Without limiting the generality of the foregoing, any reference to the Existing Agent on any publicly filed document, to the extent such filing relates to the Liens and security interests in the Collateral assigned pursuant to the Agreement and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such Liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided, that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral other than the requirements of the Existing Agent to consummate the assignments effected hereby, whether such direction comes from the Successor Agent, the Required Lenders, or otherwise and the Existing Agent shall have the full benefit of the protective provisions of Section 9 (The Agents), including, without limitation, Section 9.7 (Indemnification), while serving in such capacity).
Each Guarantor hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that it is legally authorized to enter into and has duly executed and delivered this Consent.
Without limiting its obligations in any way under any of the Loan Documents, each Guarantor reaffirms and acknowledges its obligations to the Successor Agent to the extent provided in any Loan Document applicable to it and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken to the extent required by and in accordance with any Loan Document applicable to it shall be to the satisfaction of Successor Agent notwithstanding whether any of the foregoing was or were previously satisfactory to the Existing Agent.

Each Guarantor hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman (whether in its capacity as an agent, lender, hedging counterparty or otherwise) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors or assigns (collectively, the “Released Parties”) to the extent arising out of or in connection with the Loan Documents, including without limitation damages resulting from any prior or future failure to fund the Commitment of Lehman thereunder (collectively, the “Claims”). Each Guarantor further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims or from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to Obligations under the Loan Documents. For the avoidance of doubt, it is acknowledged that the Commitment of Lehman as a Lender under the Credit Agreement is not, and is not meant to be, terminated hereby. Each of the Released Parties shall be a third party beneficiary of the release herein provided.
Each Guarantor hereby agrees that this Consent (i) does not impose on the Existing Agent affirmative obligations or indemnities to which it was not already subject, as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to any administrative expense claims other than claims arising as a result of (x) the failure by Lehman to perform any of its obligations hereunder or (y) any representation or warranty of Lehman set forth herein not being true and correct on and as of the date hereof and on and as of the Effective Date and (ii) is not inconsistent with the terms of the Credit Agreement.
[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the  _____  day of  _____, 2009.

BILOXI CASINO CORP., a Mississippi corporation CASINO MAGIC CORP., a Minnesota corporation ST. LOUIS CASINO CORP., a Missouri corporation

By:

	Name:	Stephen H. Capp
	Title:	Chief Financial Officer

CASINO ONE CORPORATION, a Mississippi corporation PNK (BOSSIER CITY), INC., a Louisiana corporation

By:

	Name:	Stephen H. Capp
	Title:	Treasurer

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

BOOMTOWN, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer
Consent of Guarantors to Agency Transfer Agreement

OGLE HAUS, LLC, an Indiana limited liability company

By:	Belterra Resort Indiana, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By:	Pinnacle Entertainment, Inc., its sole member and manager

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (RENO), LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer
Consent of Guarantors to Agency Transfer Agreement

LOUISIANA-I GAMING, a Louisiana partnership in Commendam

By:	Boomtown, LLC, its general partner

	By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (ES), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer
Consent of Guarantors to Agency Transfer Agreement

PNK (CHILE 1), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (CHILE 2), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer
Consent of Guarantors to Agency Transfer Agreement

YANKTON INVESTMENTS, LLC, a Nevada limited liability company

By:

	Name:	John A. Godfrey
	Title:	Manager

PNK (BATON ROUGE) PARTNERSHIP, a Louisiana partnership

By:	PNK Development 8, LLC, its Managing Partner

	By:	Pinnacle Entertainment, Inc., its sole member

By:

			Name:	Stephen H. Capp
			Title:	Executive Vice President and Chief Financial Officer

PNK Development 7, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK Development 8, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer
Consent of Guarantors to Agency Transfer Agreement

PNK Development 9, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (SCB), L.L.C., a Louisiana limited liability company

By:	PNK Development 7, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

By:
			Name:	Stephen H. Capp
			Title:	Executive Vice President and Chief Financial Officer

PNK (STLH), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

President Riverboat Casino-Missouri, Inc. a Missouri corporation

By:

	Name:	Stephen H. Capp
	Title:	Chief Financial Officer
Consent of Guarantors to Agency Transfer Agreement